UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 22, 2016

AVALANCHE BIOTECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36579	20-5258327
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1035 O’Brien Drive, Suite A

Menlo Park, CA 94025

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 272-6269

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre-commencement communication pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 8.01 Other Events.

On February 22, 2016, Avalanche Biotechnologies, Inc. (the “Company”) made available on its website a presentation outlining certain scientific matters relating to the gene therapy programs of Annapurna Therapeutic SAS (“Annapurna”), which presentation was made on February 17, 2016 by Ronald Crystal, M.D., and Mitch Finer, Ph.D. Dr. Crystal is Chairman of Genetic Medicine, the Bruce Webster Professor of Internal Medicine and a Professor of Genetic Medicine and of Medicine at Weill Cornell Medicine, and a co-founder of Annapurna. Dr. Finer is a managing director of MPM Capital, and a co-founder of and distinguished research fellow at the Company. The presentation materials and a transcript of the presentation are attached as Exhibit 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

By filing the information in Item 8.01 of this Current Report on Form 8-K, the Company makes no admission as to the materiality of any information contained herein. The information contained herein is intended to be considered in the context of the Company’s filings with the SEC and other public announcements that the Company makes, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Materials for presentation made by Drs. Ron Crystal and Mitch Finer on February 17, 2016.

99.2	Transcript of presentation made by Drs. Ron Crystal and Mitch Finer on February 17, 2016.

Additional Information and Where to Find It

This Current Report on Form 8-K does not constitute a solicitation of any vote or approval. In connection with the Company’s previously announced proposed acquisition of Annapurna, the Company intends to file with the SEC a proxy statement of the Company, as well as other relevant documents concerning the proposed transaction. INVESTORS AND SECURITYHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A free copy of the proxy statement and other filings containing information about the Company may be obtained at the SEC website at www.sec.gov. You will also be able to obtain these documents, free of charge, from the Company by directing a written request to: Avalanche Biotechnologies, Inc., 1035 O’Brien Drive, Suite A, Menlo Park, CA 94025, Attention: Investor Relations. Investors and securityholders are urged to read the proxy statement and the other relevant materials when they become available before making any voting decision with respect to the issuance of the Company’s common stock or any other matters relating to the proposed transaction.

Certain Information Regarding Participants

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction and the issuance of the Company’s common stock. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement referred to above. Additional information regarding the directors and executive officers of the Company is also included in Avalanche’s Annual Report on Form 10-K for the year ended December 31, 2014 and the proxy statement for the Company’s 2015 Annual Meeting of Stockholders. These documents are available free of charge at the SEC web site at www.sec.gov and from Investor Relations at the Company at the address set forth above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2016	AVALANCHE BIOTECHNOLOGIES, INC.

	By:	/s/ Paul B. Cleveland
Paul B. Cleveland, Chief Executive Officer